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                                                                   EXHIBIT 10.12


                            AMENDMENT NO. 1 TO SECOND
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 16, 2004 (this "Amendment"), is by and among (a) QUAKER FABRIC CORPORATION OF FALL RIVER, a Massachusetts corporation (the "Company"), QUAKER TEXTILE CORPORATION, a Massachusetts corporation ("Quaker Textile") and QUAKER FABRIC MEXICO, S.A. de C.V., a Mexican corporation ("Quaker Mexico", and along with the Company and Quaker Textile, the "Borrowers"), (b) QUAKER FABRIC CORPORATION, a Delaware corporation (the "Parent"), and (c) FLEET NATIONAL BANK (formerly known as The First National Bank of Boston) ("Fleet").

         WHEREAS, the Borrowers, the Parent and Fleet are parties to a Second Amended and Restated Credit Agreement dated as of February 14, 2002 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which Fleet has agreed, upon certain terms and conditions, to make loans and otherwise extend credit to the Borrowers;

         WHEREAS, the Borrowers and the Parent have requested, and Fleet has agreed, to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Parent and Fleet hereby agree as follows:

         Section 1. Amendment to Section 5.23 of the Credit Agreement. Section
5.23 of the Credit Agreement is hereby amended deleting Section 5.23(b) in its entirety and substituting the following new Section 5.23(b) in lieu thereof:

         "(b) Debt Service Coverage Ratio. The Parent and the Company shall not permit the Debt Service Coverage Ratio, calculated as of the last day of each fiscal quarter of the Parent and its Subsidiaries, to be less than 1.50 to 1.00 for any period of four (4) consecutive fiscal quarters ending after the Closing Date other than the period of four (4) consecutive fiscal quarters ending October 2, 2004. For the period of four (4) consecutive fiscal quarters ending October 2, 2004, the Parent and the Company shall not permit the Debt Service Coverage Ratio to be less than 0.85 to 1.00."

         Section 2. Representations and Warranties. Each Borrower and the Parent hereby repeats, on and as of the date hereof, each of the representations and warranties made by such Person in Article 4 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each Borrower and the Parent hereby represents and warrants that the execution and delivery by such Person of this Amendment and the performance by such Person of all of its agreements and obligations under the



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Credit Agreement as amended hereby are within the authority of such Person and have been duly authorized by all necessary action on the part of such Person.

         Section 3. No Waiver. The amendment granted herein is limited strictly to its terms, shall apply only to the specific transactions described herein, shall not extend to or affect any of the Borrowers' or the Parent's other obligations contained in the Credit Agreement and any other document executed in connection therewith and shall not impair any rights consequent thereon. Fleet shall not have any obligation to issue any further amendments with respect to the subject matter contained herein or any other matter. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of Fleet under the Credit Agreement or any other document executed in connection therewith.

         Section 4. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

         Section 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         Section 6. Governing Law; Captions. THIS AMENDMENT SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.


         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.


                                   QUAKER FABRIC CORPORATION OF FALL RIVER


                                   By:        /s/
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   QUAKER TEXTILE CORPORATION


                                   By:        /s/
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   QUAKER FABRIC MEXICO, S.A. de C.V.


                                   By:        /s/
                                      ------------------------------------------





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                                      Name:
                                      Title:



                                   QUAKER FABRIC CORPORATION


                                   By:        /s/
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FLEET NATIONAL BANK


                                   By:        /s/
                                      ------------------------------------------
                                      Name:
                                      Title: